UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2020

Item 1. Report to Stockholders.

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

March 31, 2020

Table of Contents

Message from the Adviser	1
Boston Common ESG Impact International Fund
Investment Outlook	5
Management’s Discussion	8
Country Allocation	10
Schedule of Investments	11
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	13
Management’s Discussion	16
Sector Allocation	18
Schedule of Investments	19
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Expense Examples	37
Additional Information	39

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Boston Common ESG Impact Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (bostoncommonfunds.com). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (877) 777-6944.

BOSTON COMMON ESG IMPACT FUNDS

Message from the Adviser

Dear Fellow Investors,

The news of the continued spread of the novel COVID-19 and the social and commercial restrictions put in place have tested the global economy and healthcare infrastructures. Governments and central banks around the world have passed historic fiscal and monetary stimulus packages to mitigate the impact from COVID-19, making clear their intention to do whatever it takes to protect the financial system and uphold the fabric of society.

Depending on the breadth, depth, and most importantly the duration of this pandemic, we expect structural societal and economic changes. The success of social distancing and the timeline for a vaccine will be a major contributing factor that helps to determine the trajectory as we exit the shutdown of the world economy. Even as individual countries step forward to restart their economies, this crisis has underlined the need for a multi-lateral approach to addressing global challenges like pandemics. Effective coordination is needed for a health emergency that easily crosses borders. Our hope is that eventual global success in fighting the spread of COVID-19 will reaffirm the value of collaboration in tackling such inescapably global challenges as climate change, creating the foundation for a lasting partnership to protect people and planet.

Our financial and Environmental, Social and Governance (“ESG”) research teams continue to actively monitor the situation and work to anticipate the human and economic impacts to the greatest extent possible. We are looking for opportunities to buy or add to financially strong companies with leading sustainability profiles at attractive valuations in order to benefit from an eventual recovery. As shareowners, our multi-year engagement priorities continue as described on the following pages but we will also pivot during this crisis to ensure that company managements alongside policymakers institute better social safety nets to build resilience, and invest in our human capital.

This pandemic, and the steps we need to take in order to “flatten the curve,” have highlighted our linked futures and our shared obligations for the common good.

As we wish safety and good health to all, we thank you for your ongoing support as we continue our efforts to secure financial returns alongside social change.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON ESG IMPACT FUNDS

Fund Shareowner Engagement

Below, we showcase examples of how our shareowner voice can add value through targeted company and industry engagement and dialogue efforts.

Boston Common & Investor Engagement in the Time of COVID-19

As active, engaged investors, we feel it is important for portfolio companies to prioritize stakeholder well-being. The health, safety, and financial needs of employees, contractors, customers, and suppliers have all been brought into sharp focus by this crisis.

Boston Common Asset Management (“Boston Common”) has been active on a number of fronts, notably:

•
Engaging in direct dialogue with companies continues.  What has changed is the tone and tenor, which is more personal and empathetic as we all face similar challenges. Through our engagement approach, we demonstrate that we are patient investors with a long-term focus. We acknowledge the short-term challenges of COVID-19 and applaud company responses, but still demand accountability to maintaining the highest ethical practices, as they balance the interests of shareholders and stakeholders as well as the sustainability of their organizations.

•
Joining with investor networks and other partners to actively support a variety of outreach initiatives, including the Interfaith Center on Corporate Responsibility’s (ICCR) Coronavirus Investor Statement on workplace and supplier practices, and the engagement of pharmaceutical companies to coordinate and collaborate on urgent medical needs. We have joined Principles for Responsible Investment (PRI) conversations to ensure that responsible sustainable approaches remain at the forefront with a longer-term focus on future financial recovery.

•	Our own responsible business practices model what we ask of others:

o	We continue to pay our composting, office cleaners, and other contract vendors who rely on this income.
o
The firm and employees combined efforts to financially support local food banks and other social agencies addressing urgent needs in our communities of Boston and San Francisco during the COVID-19 pandemic.

•
Planning and rethinking our future work in light of the crisis.  It is clear that the COVID-19 crisis shines a light on structural inequalities globally across a wide range of issues: how work is valued, what is considered a sustainable living wage, the public health risk posed by industrial agriculture and food insecurity, and unequal healthcare access and outcomes in communities of low income and color. This calls for a fresh look at our of engagement priorities as well as investor and private sector action. Issues like responsible corporate tax practices take on greater urgency as we see much needed investment in healthcare infrastructure and other social safety nets ahead of the next crisis.

BOSTON COMMON ESG IMPACT FUNDS

We are not deprioritizing other systemic risks, such as climate change. Rather, we are adjusting the lens through which we examine our asks and actions. We must ensure that as investors we memorialize the lessons learned in this crisis, empowering companies to manage for the long term, with a focus on joint recovery and prosperity as the world emerges from lockdown.

Diversity at the Board Level: Letter Outreach

Boston Common continues to be very public in our support for 30% gender board diversity in the developed markets of Australia, Canada, Europe, U.K. and the U.S. Recently, we took an additional step of sharing our rationale for voting against management with almost 90 U.S. companies. We asked 3 questions related to whether the company was seeking to add any new board members in the coming 12 months, and how the company supported gender diversity from recruitment to training through advancement. A number of companies, including Home Depot, PepsiCo, and Novartis, reached out to us to establish a dialogue schedule for early 2020. This has advanced discussion to not only engage on gender board recruitment but wider goals on gender diversity at senior management levels. Two companies, Croda and Spirax-Sarco, responded that they had recently added an additional woman or, in fact, had met the 30% gender threshold going into the 2020 proxy season.

Banking on a Low-Carbon Future – Boston Common’s 5th annual study of the Banking Sector

We still continue to engage beyond our portfolios at an industry level to address systemic issues such as climate change in the financial sector. Last fall we published our fifth annual study of how 58 banks are managing climate risks and opportunities, Banking on a Low-Carbon Future: Finance in a Time of Climate Crisis. This report continues to build on previous years’ findings. Portfolio banks participating in the survey include those in the U.S., Europe and emerging Asian countries.

Key Findings include:

•	78% of banks surveyed are implementing risk assessments or 2-degree scenario analysis.
•	84% of banks are implementing due diligence or third-party assessments on green products.
•	Only half of the banks are engaging their high-carbon sector clients on low-carbon transition plans.

BOSTON COMMON ESG IMPACT FUNDS

This year’s report went farther to engage companies on deforestation and biodiversity loss. Only 16% of banks require clients to adopt no-deforestation policies. Even in the relatively advanced economies in Australia and Europe, only about a third of banks surveyed have required no-deforestation policies and even fewer have expanded this request to all soft commodities. In the U.S., none of the responding banks require clients to adopt no-deforestation policies. Given this performance gap, no-deforestation policies will be a focus for 2020.

SEC Spotlight: Protecting Shareowner Rights

When dialogue fails, Boston Common uses shareholder resolutions as a way to achieve impact in U.S. public equities. Unfortunately, preservation of our shareholder rights in the U.S. has been a constant struggle under the current Administration. That is why we have joined other investors to form the Shareholder Rights Group and have stepped up our public policy engagement efforts. Since November, Boston Common has been part of key investor groups defending our existing shareholder rights with the SEC. Changes proposed include substantially increasing the thresholds for the number of shares and the holding period for initial filings as well as a raise to thresholds for subsequent resubmissions.

During the current 2019 – 2020 Proxy Season, Boston Common has filed a variety of resolutions that cover Board Diversity (Carlisle Companies), Lobbying Disclosure (American Water Works, Oracle), and Greenhouse Gas (GHG) emission reduction targets (HD Supply).

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

The spread of COVID-19 and corresponding measures to limit contagion will determine the duration and depth of recessions in individual countries and global industries. Extensive social distancing, widespread testing, and contact tracing have proven successful in slowing the reproduction rate in the span of weeks. Policymakers have taken historic actions to provide disaster relief for businesses and households. Assuming government support enables a bridge across the shutdown, a recovery should commence as soon as the public health crisis is under control and people can return to work.

In our base case scenario, we expect the extraordinary stress on developed world health systems should subside in the summer, enabling relaxed restrictions on activity. The early stages of recovery will likely be intermittent as officials practice extreme vigilance to quell renewed outbreaks. Given the negative consequences and uncertain nature of the disease progression, we have positioned the Boston Common ESG Impact International Fund (the “International Fund”) defensively: overweight Health Care, Consumer Staples, Telecommunications, Real Estate, and Electric Utilities and underweight commodities, Financials, and Consumer Discretionary compared to the MSCI EAFE Index. In all sectors, we emphasize companies with leading ESG profiles, strong balance sheets, and sustainable growth drivers. As our assessment of the situation improves, we anticipate adding to existing holdings and new ideas in cyclical businesses that fit our financial and ESG quality characteristics and will benefit from the eventual recovery.

In Europe, we see the ongoing appeal of the region as a function of its long-term thinking, which recognizes social justice and environmental externalities, its leading franchises in many global industries, and its attractive valuation. Europe can respond quickly to address today’s burgeoning humanitarian crisis as relatively generous social safety nets help limit the depth of a downturn and enable companies to ramp-up production quickly when the crisis passes. To reflect the severe nature of this recession, many European governments have announced new plans to cover employee compensation and guarantee loans. Encouragingly, environmental infrastructure investment is expected to be integrated into the European Union’s (EU) stimulus efforts, as Europe works to be carbon neutral by 2050.

Adding to Health Care exposure, the International Fund purchased British pharmaceutical company GlaxoSmithKline (GSK). GSK is a global leader in the vaccine industry, which is the most cost effective type of medicine, able to eradicate disease and distribute access to care widely. Vaccines are also a steadily expanding and profitable business and new management is implementing a restructuring plan that should unlock value through the planned spin-out of its Consumer Health business.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

We find European companies are global leaders in incorporating environmental risks and opportunities in their products and practices. The International Fund’s European industrial cyclical holdings include suppliers of energy efficient equipment, green chemicals, wind power, and electric vehicle components. The International Fund purchased several new holdings including Denmark-based Vestas Wind Systems, the largest wind turbine manufacturer in the world. In many locations, larger turbines reduce unsubsidized wind energy costs to a level competitive with fossil fuels. U.K. packaging company DS Smith, another new purchase, is Europe’s largest cardboard and paper recycler. The company is well positioned to benefit from a shift from plastic to paper-based packaging and an evolving retail landscape that favors e-commerce. We also purchased Dassault Systèmes, a French producer of three dimensional product lifecycle management solutions. The company’s software helps customers reduce raw material usage and optimize energy consumption through digital modeling.

JAPAN’S structural reform and improving corporate governance make for an alluring market. The country has managed through the early stages of COVID-19 with relatively few cases helped in part by cultural factors. While the country faces unique challenges related to its demographics and fiscal balances, it also offers appeal for its stable societal framework, conservative managerial style, and improvements in corporate governance and gender inclusion.

Japanese corporate practices are also starting to converge with global best practices. The number of independent directors has marched higher, while managers have productively allocated excess cash towards acquisitions and back to shareholders. Low leverage is a particularly enviable hallmark during a recession, and over 50% of non-financial companies in the Tokyo Price Index (TOPIX) have net cash on their balance sheets, more than triple the ratio for the S&P 500.

Japan is the single largest country in the International Fund. During this period, Japanese video game developer Nintendo was sold. We believe its hardware product cycle is maturing and new markets may develop more slowly than expected. Proceeds were reinvested, with an on-going emphasis on Consumer Staples, Industrials, and Technology.

Within the ASIA PACIFIC and EMERGING MARKETS region, the early 2000s SARS epidemic primed citizens and governments in affected countries to respond quickly to COVID-19. Although methods differed from China to Taiwan to South Korea, these countries successfully slowed the disease progression in its early stages. Less developed countries, including India, Brazil, and South Africa, face a grave threat even though they have reported fewer infections to-date. The relatively low numbers likely reflect fewer tests, as opposed to perceived advantages in younger populations and warmer climates. Large informal workforces, crowded and precarious living conditions, and inadequate

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

public health resources could portend catastrophe. During the 1918 flu an estimated 10-20 million people died in India. Unfortunately, developed countries are withdrawing capital from these countries instead of providing financial aid. As a result, these countries’ equities and currencies have been under pressure. Holdings in Asia Pacific and Emerging Markets are concentrated in inexpensive, well-run financial service providers and e-commerce leaders. The International Fund added Thai bank Kasikornbank, a leading provider of credit to small and medium enterprises with a long history of sound financial management.

At the end of 2019, the International Fund eliminated its holdings in Energy. With rising climate action and the burgeoning electric vehicle industry, our long-term oil demand expectations continue to shift downwards, while supply appears abundant, led by the U.S. shale industry. In the future, investors should anticipate that the International Fund will no longer have exposure in this area. We continue to favor renewable energy and our wind power holdings are found in the Industrials and Utility sectors. Other holdings sold over the last six months, include Swiss private bank Julius Baer. We remain worried that lapses in governance around money laundering may stymie its global franchise. Nokia and Melia Hotels were sold based on concerns about structural operational challenges.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management Discussion

For the six months ended March 31, 2020, the Boston Common International Fund returned -10.85%, while the MSCI EAFE® Index (the “Index”) returned -16.52% over the same time frame.

Our focus on high-quality ESG leaders helped the International Fund achieve positive stock selection in 8 of the 11 sectors, led by Industrials and Swedish compressor company Atlas Copco. In Consumer Staples, household and personal care companies benefited from increased demand as consumers stocked up on cleaning products and basic necessities: Kao in Japan and Essity in Sweden. In Consumer Discretionary, Chinese e-commerce company Alibaba helped relative returns. Europe was the leading regional performer for the International Fund thanks to a more defensive positioning compared to the Index and key contributor Danish wind farm developer Orsted.

The International Fund’s overweight to Health Care was a benefit as many holdings experienced price appreciation over this period. French diagnostics company bioMerieux and Swiss pharmaceutical company Roche developed COVID-19 tests and were top contributors. Roche’s anti-inflammatory drug, Actemra, has shown promise in treating COVID-19 patients in respiratory distress. Additional health care holdings, Swiss pharmaceutical companies NovoNordisk and Novartis and Japanese lens manufacturer Hoya Corp, were major contributors to one of the best performing sectors this period.

The Financial sector was the largest detractor from the International Fund’s relative performance. Global banks faced severe selling pressure driven by concerns about rising credit losses, lower interest margins, and the need to retain capital. Our portfolio suffered from poor performance by bank holdings in the Netherlands (ING Groep), U.K. (Standard Chartered), Indonesia (Bank Rakyat), and Thailand (Kasikornbank). Dislocations in capital markets weighed on European insurers AXA and Sampo as well as Australian investment firm Macquarie Group. Our underweight of Japan and our stock selection in the Communication Services and Technology sectors were modest detractors. Finnish telecommunication equipment producer Nokia was sold due to concerns about increased competition. Additional key detractors included Spanish company Melia Hotels and British packaging and container firm DS Smith.

Over the last six months, the International Fund sold European oil & gas companies Equinor and Repsol and this reduced exposure to the Energy sector was beneficial to relative performance. Going forward the International Fund will refocus its energy exposure towards renewables and other beneficiaries of clean energy.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. Investment grade securities are securities that have been rated as having a relatively low risk of default. It is not possible to invest directly into an index.

The Tokyo Stock Price Index (“TOPIX”) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange (“TSE”) First Section, a section that organizes all large firms on the exchange into one group.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at March 31, 2020 (Unaudited)

Country	% of Net Assets[1]
Japan	22.1%
United Kingdom	12.2%
Germany	10.4%
Netherlands	8.1%
France	7.7%
Switzerland	6.3%
Denmark	6.2%
Sweden	5.2%
Hong Kong	3.3%
Finland	2.3%
Spain	1.9%
Ireland	1.9%
Singapore	1.9%
China	1.6%
South Africa	1.6%
Belgium	1.3%
Australia	1.1%
Taiwan	1.0%
Thailand	0.9%
Indonesia	0.9%
United States	0.3%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited)

Shares		Value

COMMON STOCKS – 98.2%

Communication Services – 5.0%
303,625	Deutsche
	Telekom AG	$3,921,453
115,900	Nippon Telegraph &
	Telephone Corp.	2,771,936
2,252,200	Singapore
	Telecommunications
	Ltd.	4,015,051
		10,708,440
Consumer Discretionary – 7.5%
7,360	Adidas AG	1,634,123
18,146	Alibaba Group
	Holding
	Ltd. – ADR[1]	3,529,034
38,179	Bayerische Motoren
	Werke AG	1,949,010
24,365	Naspers Ltd. –
	Class N	3,462,618
264,300	Panasonic Corp.	2,000,859
24,200	Shimano, Inc.	3,451,243
		16,026,887
Consumer Staples – 15.3%
165,895	Essity AB – Class A	5,081,958
80,300	Kao Corp.	6,541,899
34,613	Kerry Group PLC	4,015,978
48,329	Reckitt Benckiser
	Group PLC	3,681,482
68,200	Shiseido
	Company Ltd.	4,008,281
123,000	Sundrug
	Company Ltd.	3,941,440
111,074	Unilever NV –
	NYRS	5,419,301
		32,690,339
Financials – 14.0%
496,426	AIA Group Ltd.	4,445,317
169,265	AXA SA	2,865,988
790,321	ING Groep NV	4,049,683
734,400	Kasikornbank
	PLC – NVDR	2,042,546
44,914	Macquarie Group Ltd.	2,392,030
394,600	ORIX Corp.	4,707,841
10,963,300	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	2,010,726
168,566	Sampo Oyj –
	Class A	4,862,936
451,429	Standard
	Chartered PLC	2,495,853
		29,872,920
Health Care – 18.8%
29,984	BioMerieux	3,394,443
106,700	Dechra
	Pharmaceuticals
	PLC	3,076,947
118,565	GlaxoSmithKline
	PLC – ADR	4,492,428
51,400	Hoya Corp.	4,370,621
127,249	Koninklijke
	Philips NV	5,224,514
69,637	Novartis AG – ADR	5,741,571
103,681	Novo Nordisk A/S –
	Class B	6,191,424
191,213	Roche Holding
	Ltd. – ADR	7,757,511
		40,249,459
Industrials – 14.3%
151,598	Assa Abloy AB	2,830,139
110,848	Atlas Copco AB –
	Class B	3,224,496
40,500	Daikin Industries	4,888,920
66,233	Ferguson PLC	4,095,340
50,604	KION Group AG	2,177,893
122,094	Recruit Holdings
	Company Ltd.	3,153,844
55,048	Schneider
	Electric SE	4,652,821
22,222	Spirax-Sarco
	Engineering PLC	2,230,927
39,740	Vestas Wind
	Systems A/S	3,233,472
		30,487,852

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 98.2% (Continued)

Information Technology – 9.7%
10,122	ASML Holding
	NV – NYRS	$2,648,320
12,415	Dassault
	Systemes SE	1,812,481
191,097	Infineon
	Technologies AG	2,758,632
12,200	Keyence Corp.	3,922,453
36,513	SAP SE – ADR	4,034,687
44,337	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. –
	ADR	2,118,865
44,600	TDK Corp.	3,429,257
		20,724,695
Materials – 6.0%
29,852	Air Liquide SA	3,810,536
55,545	Croda
	International PLC	2,930,412
918,205	DS Smith PLC	3,112,179
83,544	Umicore SA	2,881,540
		12,734,667
Real Estate – 3.9%
1,286,000	Hang Lung
	Properties Ltd.	2,593,270
116,107	Vonovia SE	5,775,575
		8,368,845
Utilities – 3.7%
38,855	Orsted A/S	3,803,813
231,931	Red Electrica
	Corp SA	4,167,688
		7,971,501
TOTAL COMMON STOCKS
(Cost $197,570,513)		209,835,605

SHORT-TERM INVESTMENTS – 0.3%

Money Market Funds – 0.3%
610,297	First American
	Treasury Obligations
	Fund – Class X,
	0.320%[2]	610,297
TOTAL SHORT-TERM INVESTMENTS
(Cost $610,297)		610,297
TOTAL INVESTMENTS – 98.5%
(Cost $198,180,810)		210,445,902
Other Assets in
Excess of Liabilities – 1.5%		3,110,696
NET ASSETS – 100.0%		$213,556,598

ADR  American Depositary Receipt
NYRS  New York Registry Shares
NVDR  Non-Voting Depostory Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2020.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook

The timeline and path of the COVID-19 pandemic and our measures to limit contagion will determine the duration and depth of the recession, and its human and economic cost.  We expect economic activity, employment, and corporate profits to decline, with especially extreme numbers in the second quarter of 2020.  There was an unprecedented surge in unemployment claims in the final two weeks of March, to nearly 10 million, the largest on record. This is likely just a first glimpse of the disruptive effects that the necessary and urgent public health policies of sheltering and social distancing are having on the country’s economic activity.

Both the monetary and fiscal authorities have taken significant and prompt stimulative actions in order to support the market and the economy during this time.  The Federal Reserve has moved quickly, helping to address liquidity and credit market concerns by lowering interest rates and reintroducing Quantitative Easing. The U.S. Congress has passed bills totaling more than $2.2 trillion with great speed, and we are encouraged by the provisions for healthcare and supplements to individuals and small businesses.  This record-high fiscal stimulus is intended to moderate the economic impact on households and corporations.  And, importantly, monetary and fiscal authorities have indicated that they stand ready to do more.

Assuming the massive monetary and fiscal stimulus supports economic participants during the shutdown, our base case scenario expects that the extraordinary stress on developed world health systems should subside in the summer, thereby enabling relaxed restrictions on activity. If the trajectory of the pandemic improves, we could see economic activity revive, reversing the sharp declines to support modest global growth by year end.  Sequential improvement may prove erratic and, despite record monetary and fiscal stimulus, we do not expect inflation to be a concern.

Portfolio Positioning

As we entered 2020, the Boston Common ESG Impact U.S. Equity Fund (the “U.S. Equity Fund”) was positioned to benefit from cyclical strength in an economy that was experiencing high employment, modest wage gains, and rising confidence. Instead, steps taken to limit the global healthcare crisis caused by the COVID-19 virus contagion has brought about a deep global economic crisis. In the face of uncertainty about the depth and duration of the pending recession, we took steps to decrease exposure to more economically sensitive industries in the U.S. Equity Fund. We sold chemical company Albemarle and reduced positions in regional banks that have large exposure to commercial & industrial activity.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Simultaneously, we emphasized the defensive tilt of the U.S. Equity Fund’s portfolio, adding to both the Health Care and Consumer Staples sectors. We see an upward shift in demand for certain consumable staples and medical supplies, as households and healthcare facilities remain vigilant in anticipation of a recurring threat. As handwashing takes on new meaning, we purchased Ivory soap maker Procter & Gamble, whose broad portfolio of household products provide for stable and consistent earnings that are relatively more immune to recessionary pressures.

In the Health Care sector, we expect investors to pay greater attention to vaccines, diagnostics, remote treatments, and services. Innovation and strong Research & Development (“R&D”) programs put biotech firms in the forefront of solutions. We added Gilead Sciences to the U.S. Equity Fund in early 2020. This decision was not only based on its attractive valuation and a strong 4% dividend yield, but also on prospects that the company’s ongoing HIV and Hepatitis C therapies appeared to have stabilized. Importantly, the company’s experimental antiviral drug, Remdesivir, may be an effective treatment for COVID-19. We also bought Cerner, a leading medical software company whose health record technology is well positioned to provide efficiency and efficacy to the total healthcare system. With most customers based in the U.S. and several large government contracts, the company’s revenue stream should be relatively insulated from global recessionary pressures. The U.S. Equity Fund also expanded exposure to diagnostics, with the addition of medical & life science tools manufacturer Agilent. In a related space, the U.S. Equity Fund initiated a position in Alexandria Real Estate, an office REIT specializing in healthcare and technology campuses.

As we have positioned the U.S. Equity Fund defensively, we retain selective cyclical exposure in Technology with the addition of Ciena and Micron Technology. Ciena is a leading optical systems networking company that is expected to benefit from continued strong wireless data growth and 5G network deployment. Micron, on the other hand, provides opportunistic exposure to a rebound in semiconductor memory pricing.

ESG momentum remains an important factor in assessing portfolio holdings. Brick and mortar retailers face stiff competition from the internet, but Target has invested successfully in its online initiatives while gaining ESG momentum. This general goods retailer, a major merchant for the necessities needed in the current shelter-in-place environment, was a first mover within the retail sector to adopt a “living wage” for employees, pledging $15/hour for this coming year. After long-term engagements with JPMorgan’s management on a variety of issues, from pay disparity to financing of coal-fired power plants, we saw diminished likelihood of further improvements. We sold the banking

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

conglomerate and used the opportunity to increase our exposure to Citigroup, which offered a more attractive valuation and whose ESG momentum is on the rise. The bank has integrated ESG factors into its lending criteria, including sector-specific standards for high-impact industries such as forestry and palm oil. During Climate Week this past September, Citigroup became the only U.S. bank to join global peers to step up on climate action by signing onto the Principles for Responsible Banking.

At the end of 2019, the U.S. Equity Fund eliminated its holdings in Energy. With rising climate action and the burgeoning electric vehicle industry, our long-term oil demand expectations continue to shift downwards, while supply appears abundant, led by the U.S. shale industry. In the future, investors should anticipate that the U.S. Equity Fund will no longer have exposure in this area, preferring energy exposure in renewables, holdings which are mainly found in the Materials, Industrials, and Technology sectors.

As our assessment of the economic situation gains clarity, we anticipate adding to existing holdings and new ideas that meet our financial and ESG characteristics and will also be beneficiaries from an eventual recovery.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management Discussion

Over the past six months ending March 31, 2020, the U.S. Equity Fund declined -11.67%, outperforming by declining less than the S&P 500® Index (the “Index”) which fell -12.31%.  During periods of severe market stress, we believe our ESG-driven active management style guides sector and stock selection to mitigate the downside. During the last six months, the U.S. Equity Fund held several Health Care and Technology stocks that rose in value despite the market turmoil.

The Health Care sector was a major contributor to relative returns, helped by biotechnology firms Regeneron, Gilead, and Biogen. The first two biotech companies saw shares rise on the belief that their strong R&D focus will hopefully be part of the solution to the COVID-19 pandemic, while Biogen was buoyed by a positive regulatory outcome. Other biotech holdings, Amgen and Danish insulin specialist Novo-Nordisk, also outperformed.

The U.S. Equity Fund continued to benefit from its long-term overweight to the Technology sector. Individual holdings, Microsoft, Apple, along with payments processor Visa and digital media software provider Adobe, all rose in value and were among the U.S. Equity Fund’s top-performing holdings. Positive stock selection in Materials and Industrial sectors reflects the less economically sensitive nature of the U.S. Equity Fund’s holdings. Alphabet (Google’s parent) was also a strong performer.

From an allocation perspective, deemphasizing conventional Energy significantly contributed to the quarter’s relative return. The U.S. Equity Fund has now divested its fossil fuel-based energy holdings but remains invested in energy through its exposure to renewable energy holdings found in other sectors.

The Consumer Discretionary sector was the main detractor to the U.S. Equity Fund’s performance. The exposure to consumer-oriented companies was hurt by the uncertainties caused by the pandemic. Flooring company Mohawk, apparel manufacturer PVH Corp, and auto supply retailer Advanced Auto Parts all experienced significant stock price declines. However, not owning internet behemoth Amazon also impacted relative performance, as commerce moved online in the face of the global economic shut down in March. Royal Caribbean was sold, as prospects for the cruise industry could be structurally damaged over the long term. Holdings in Finance and Real Estate suffered as interest rates declined precipitously. Concerns about credit losses and lower interest margins hurt banks like Citigroup and Fifth Third. The malfunctioning of certain parts of the mortgage-backed securities markets hampered the share price of related securities such as green infrastructure financier Hannon Armstrong. Other poorly performing holdings include Wabtec, First Solar, and Nokia.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Markets are likely to remain volatile in coming months. For sustainability-focused active managers, market turmoil presents opportunities to upgrade the quality of our portfolios at better valuations. We remain focused on identifying companies with strong or improving ESG profiles, sustainable product/service offerings, credible management execution, and modest valuation.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

Quantitative Easing is a monetary policy in which a central bank purchases longer-term securities from the open market in order to increase the money supply and encourage lending and investment.

Dividend Yield refers to a stock’s annual dividend payment to shareholders, expressed as a percentage of the stock’s current price.

The S&P 500® is a capitalization weighted index of 500 large capitalization stocks which is designed to measure a broad domestic securities market. It is not possible to invest directly in an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at March 31, 2020 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	28.2%
Health Care	17.0%
Communication Services	11.5%
Financials	9.5%
Consumer Discretionary	8.6%
Consumer Staples	7.9%
Industrials	6.2%
Real Estate	4.8%
Materials	2.5%
Utilities	2.1%

[1]	Excludes short-term investments and liabilities in excess of other assets.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited)

Shares		Value

COMMON STOCKS – 98.3%

Communication Services – 11.5%
9	Alphabet, Inc. –
	Class A1	$10,458
1,474	Alphabet, Inc. –
	Class C1	1,713,982
10,295	The New York
	Times Company –
	Class A	316,159
21,155	Verizon
	Communications, Inc.	1,136,658
6,220	Walt Disney Company	600,852
		3,778,109
Consumer Discretionary – 8.6%
2,555	Advance Auto
	Parts, Inc.	238,432
302	Booking
	Holdings, Inc.[1]	406,287
1,820	Ford Motor Company	8,790
3,855	Home Depot, Inc.	719,767
6,360	Mohawk
	Industries, Inc.[1]	484,886
4,840	PVH Corp.	182,178
180	Royal Caribbean
	Cruises Ltd.	5,791
4,300	Target Corp.	399,771
7,895	TJX Companies, Inc.	377,460
110	VF Corp.	5,949
		2,829,311
Consumer Staples – 7.9%
4,960	Colgate-Palmolive
	Company	329,146
15	Costco Wholesale Corp.	4,277
2,745	The Estee Lauder
	Companies, Inc. –
	Class A	437,388
5,285	Kimberly-Clark Corp.	675,793
11,525	Mondelez
	International, Inc. –
	Class A	577,172
2,830	PepsiCo, Inc.	339,883
2,305	Procter & Gamble
	Company	253,550
		2,617,209
Financials – 9.5%
3,205	American Express
	Company	274,380
2,440	Aon PLC	402,698
15,750	Citigroup, Inc.	663,390
2,450	CME Group, Inc.	423,629
17,095	Morgan Stanley	581,230
3,715	PNC Financial Services
	Group, Inc.	355,600
4,345	T. Rowe Price
	Group, Inc.	424,289
		3,125,216
Health Care – 17.0%
6,685	Agilent
	Technologies, Inc.	478,780
2,285	Amgen, Inc.	463,238
2,574	Biogen, Inc.[1]	814,362
5,500	Cerner Corp.	346,445
3,410	Danaher Corp.	471,978
9,995	Gilead Sciences, Inc.	747,226
10,110	Merck & Company, Inc.	777,864
9,870	Novo Nordisk A/S – ADR	594,174
1,110	Regeneron
	Pharmaceuticals, Inc.[1]	542,002
2,065	Waters Corp.[1]	375,933
		5,612,002
Industrials – 6.2%
3,240	3M Company	442,292
2,745	Carlisle
	Companies, Inc.	343,894
2,865	Cummins, Inc.	387,692
5,820	Emerson Electric
	Company	277,323
2,525	Kansas City Southern	321,129
5,900	Wabtec Corp.	283,967
		2,056,297
Information Technology – 28.2%
2,235	Adobe, Inc.1	711,266
3,410	Analog Devices, Inc.	305,706
6,285	Apple, Inc.	1,598,213
8,045	Applied Materials, Inc.	368,622
8,660	Ciena Corp.[1]	344,755
12,085	First Solar, Inc.[1]	435,785
2,762	Intuit, Inc.	635,260

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 98.3% (Continued)

Information Technology – 28.2% (Continued)
13,585	Micron
	Technology, Inc.[1]	$571,385
17,100	Microsoft Corp.	2,696,841
7,415	Oracle Corp.	358,367
7,980	Visa, Inc. – Class A	1,285,738
		9,311,938
Materials – 2.5%
70	Albemarle Corp.	3,946
3,845	AptarGroup, Inc.	382,731
2,865	Ecolab, Inc.	446,453
		833,130
Real Estate – 4.8%
2,390	Alexandria Real Estate
	Equities, Inc. – REIT	327,573
3,142	Crown Castle
	International Corp. –
	REIT	453,705
24,140	Hannon Armstrong
	Sustainable
	Infrastructure Capital,
	Inc. – REIT	492,697
18,550	Weyerhaeuser
	Company – REIT	314,423
		1,588,398
Utilities – 2.1%
2,675	American Water
	Works Company, Inc.	319,823
8,015	Avangrid, Inc.	350,896
105	Portland General
	Electric Co.	5,034
		675,753
TOTAL COMMON STOCKS
(Cost $26,872,644)		32,427,363

SHORT-TERM INVESTMENTS – 2.1%

Money Market Funds – 2.1%
703,750	First American
	Treasury Obligations
	Fund – Class X,
	0.320%[2]	703,750
TOTAL SHORT-TERM INVESTMENTS
(Cost $703,750)		703,750
TOTAL INVESTMENTS – 100.4%
(Cost $27,576,394)		33,131,113
Liabilities in Excess
of Other Assets – (0.4)%		(129,669)
NET ASSETS – 100.0%		$33,001,444

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2020.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2020 (Unaudited)

	International	U.S. Equity
	Fund	Fund
ASSETS:
Investments in securities, at value (cost $198,180,810
and $27,576,394, respectively)	$210,445,902	$33,131,113
Foreign currency (cost $69,773)	69,654	—
Receivables:
Investment securities sold	2,225,895	211,621
Fund shares sold	580,111	84,663
Dividends and interest	992,153	45,561
Prepaid expenses	19,267	21,914
Total assets	214,332,982	33,494,872

LIABILITIES:
Payables:
Investment securities purchased	—	262,985
Fund shares redeemed	548,049	182,369
Investment advisory fees, net	154,891	13,900
Administration & accounting fees	27,774	10,948
Audit fees	10,989	10,989
Transfer agent fees	10,712	3,583
Custody fees	8,541	36
Printing and mailing expenses	5,444	1,717
Trustee fees	4,826	3,977
Chief Compliance Officer fees	1,931	1,931
Miscellaneous expenses	2,455	960
Registration fees	772	33
Total liabilities	776,384	493,428
NET ASSETS	$213,556,598	$33,001,444

COMPONENTS OF NET ASSETS:
Paid-in capital	$216,622,849	$27,866,548
Total distributable (accumulated)
earnings (losses)	(3,066,251)	5,134,896
Net assets	$213,556,598	$33,001,444
Net assets value (unlimited shares authorized):
Net assets	$213,556,598	$33,001,444
Shares of beneficial interest
issued and outstanding	8,354,773	889,181
Net asset value, offering, and
redemption price per share	$25.56	$37.11

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2020 (Unaudited)

	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $232,832
and $2,025, respectively)	$1,869,326	$318,089
Interest	40,767	5,543
Total investment income	1,910,093	323,632

Expenses:
Investment advisory fees	1,032,794	149,042
Administration & accounting fees	107,829	34,318
Custody fees	39,064	2,631
Transfer agent fees	32,972	11,090
Registration fees	14,355	11,225
Miscellaneous expense	12,791	5,169
Audit fees	11,050	11,050
Trustee fees	9,319	7,605
Reports to shareholders	6,795	1,362
Chief Compliance Officer fees	5,533	5,533
Legal fees	3,106	3,106
Insurance expenses	1,621	1,323
Interest expenses	—	10
Total expenses	1,277,229	243,464
Less: fees waived	—	(44,740)
Net expenses	1,277,229	198,724
Net investment income (loss)	632,864	124,908

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(5,707,058)	183,155
Net change in unrealized appreciation/depreciation
on investments and foreign currency	(23,069,854)	(5,033,848)
Net realized and unrealized gain (loss)
on investments and foreign currency	(28,776,912)	(4,850,693)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	$(28,144,048)	$(4,725,785)

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2020	September 30,
	(Unaudited)	2019
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$632,864	$4,886,940
Net realized gain (loss) on investments
and foreign currency	(5,707,058)	(260,826)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	(23,069,854)	(11,856,017)
Net increase (decrease) in net assets
resulting from operations	(28,144,048)	(7,229,903)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(6,042,413)	(3,076,545)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	13,628,614	(6,273,189)
Total increase (decrease) in net assets	(20,557,847)	(16,579,637)

NET ASSETS
Beginning of period/year	234,114,445	250,694,082
End of period/year	$213,556,598	$234,114,445

[1]	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2020		Year Ended
	(Unaudited)		September 30, 2019
	Shares	Value	Shares	Value
Shares sold	1,336,153	$39,413,326	1,612,768	$45,606,989
Shares issued to holders
in reinvestment
of distributions	133,553	4,213,585	75,825	1,976,764
Shares redeemed[2]	(1,100,365)	(29,998,297)	(1,919,895)	(53,856,942)
Net increase (decrease)	369,341	$13,628,614	(231,302)	$(6,273,189)
Beginning shares	7,985,432		8,216,734
Ending shares	8,354,773		7,985,432

[2]	Net of redemption fees of $1,809 and $1,073, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2020	September 30,
	(Unaudited)	2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$124,908	$242,257
Net realized gain (loss) on investments
and foreign currency	183,155	942,642
Net change in unrealized appreciation/depreciation
of investments and foreign currency	(5,033,848)	(438,473)
Net increase (decrease) in net assets
resulting from operations	(4,725,785)	746,426

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,557,800)	(1,601,301)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	1,310,839	2,648,155
Total increase in net assets	(4,972,746)	1,793,280

NET ASSETS
Beginning of period/year	37,974,190	36,180,910
End of period/year	$33,001,444	$37,974,190

[1]	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2020		Year Ended
	(Unaudited)		September 30, 2019
	Shares	Value	Shares	Value
Shares sold	71,543	$3,227,427	109,511	$4,488,695
Shares issued to holders
in reinvestment
of distributions	27,727	1,251,324	35,793	1,324,343
Shares redeemed	(79,358)	(3,167,912)	(76,789)	(3,164,883)
Net increase (decrease)	19,912	$1,310,839	68,515	$2,648,155
Beginning shares	869,269		800,754
Ending shares	889,181		869,269

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2020	Year Ended September 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning
of period/year	$29.32	$30.51	$30.14	$26.12	$24.17	$27.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.07	0.59	0.42	0.35	0.35	0.31
Net realized and unrealized
gain (loss) on investments	(3.12)	(1.41)	0.31	4.07	1.88	(3.01)
Total from operations	(3.05)	(0.82)	0.73	4.42	2.23	(2.70)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.71)	(0.37)	(0.36)	(0.40)	(0.28)	(0.52)
Distributions from net
realized gain	—	—	—	—	—	(0.47)
Total distributions	(0.71)	(0.37)	(0.36)	(0.40)	(0.28)	(0.99)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of period/year	$25.56	$29.32	$30.51	$30.14	$26.12	$24.17
Total return	(10.85)%[3]	(2.53)%	2.43%	17.26%	9.26%	(9.96)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$213,557	$234,114	$250,694	$219,225	$195,332	$179,484
Expenses to average
net assets	0.99%[4]	1.00%	1.04%	1.13%	1.12%	1.12%
Net investment income
to average net assets	0.49%[4]	2.09%	1.38%	1.28%	1.40%	1.14%
Portfolio turnover rate	19%[3]	32%	26%	33%	32%	31%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.01 or $(0.01) per share, as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2020	Year Ended September 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning
of period/year	$43.69	$45.18	$41.77	$36.85	$32.21	$33.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.14	0.29	0.28	0.38	0.29	0.28
Net realized and unrealized
gain (loss) on investments	(4.92)	0.25	4.47	5.23	4.65	(1.18)
Total from operations	(4.78)	0.54	4.75	5.61	4.94	(0.90)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.27)	(0.29)	(0.37)	(0.31)	(0.29)	(0.27)
Distributions from
net realized gain	(1.53)	(1.74)	(0.97)	(0.38)	(0.01)	(0.50)
Total distributions	(1.80)	(2.03)	(1.34)	(0.69)	(0.30)	(0.77)
Paid-in capital from
redemption fees	0.00 [2]	—	—	0.00 [2]	0.00 [2]	—
Net asset value,
end of period/year	$37.11	$43.69	$45.18	$41.77	$36.85	$32.21
Total return	(11.67)%[3]	2.02%	11.50%	15.47%	15.41%	(2.81)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$33,001	$37,974	$36,181	$33,794	$26,482	$26,748
Expenses before
fees waived	1.22%[4]	1.25%	1.30%	1.38%	1.35%	1.39%
Expenses after
fees waived	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income
before fees waived	0.40%[4]	0.43%	0.34%	0.61%	0.49%	0.42%
Net investment income
after fees waived	0.63%[4]	0.68%	0.64%	0.99%	0.84%	0.81%
Portfolio turnover rate	25%[3]	28%	27%	22%	29%	26%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The International Fund and the U.S. Equity Fund (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an  investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts (“ADR”) of companies it believes are high quality, sustainable and undervalued. The International Fund invests in European Depositary Receipts and Global Depositary Receipts.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on  those foreign exchanges. The Fund utilizes a confidence

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Trust’s Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2020. See the Schedules of Investments for sector breakouts.

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$—	$10,708,440	$—	$10,708,440
Consumer
Discretionary	3,529,034	12,497,853	—	16,026,887
Consumer Staples	9,435,279	23,255,060	—	32,690,339
Financials	—	29,872,920	—	29,872,920
Health Care	17,991,510	22,257,949	—	40,249,459
Industrials	—	30,487,852	—	30,487,852
Information
Technology	8,801,872	11,922,823	—	20,724,695
Materials	—	12,734,667	—	12,734,667
Real Estate	—	8,368,845	—	8,368,845
Utilities	—	7,971,501	—	7,971,501
Total Common Stocks	39,757,695	170,077,910	—	209,835,605
Short-Term
Investments	610,297	—	—	610,297
Total Investments
in Securities	$40,367,992	$170,077,910	$—	$210,445,902

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$32,427,363	$—	$—	$32,427,363
Short-Term
Investments	703,750	—	—	703,750
Total Investments
in Securities	$33,131,113	$—	$—	$33,131,113

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that  arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. At September 30, 2019, the Funds had no post-October losses or late year losses. At September 30, 2019, the International Fund had short-term capital loss carryforwards of $6,432,960. The U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of March 31, 2020, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2020, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by  the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees  are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by U.S. GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years  beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Trust Management has chosen to early adopt the eliminated or modified disclosures.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.80% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the six months ended March 31, 2020, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Cap”) of each Fund’s average daily net assets to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the expense caps in place at the time of waiver or at the time of reimbursement. At March 31, 2020, the remaining cumulative unreimbursed amount waived by the Adviser on behalf of the U.S. Equity Fund that may be reimbursed was $310,347. For the six months ended March 31, 2020, the Adviser did not waive any fees or reimburse expenses for the International Fund. The Adviser may recapture a portion of the above amount no later than the dates stated below. Any recapture of a fee waived or expense reimbursed should occur before the end of the third year following the period to which the fee waiver and/or expense absorption relates.

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2020	$ 67,080
September 30, 2021	108,475
September 30, 2022	90,052
September 30, 2023	44,740

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

The amount of fees and expenses waived and reimbursed by the Adviser during the six months ended March 31, 2020 are disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer of the Funds are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended March 31, 2020, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2020, the cost of purchases and proceeds from the sales or maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
International Fund	$60,097,382	$47,891,702
U.S. Equity Fund	9,422,955	9,371,835

For the six months ended March 31, 2020, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2020 (estimated) and the year ended September 30, 2019 were as follows:

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
International Fund
Ordinary Income	$6,042,413	$3,076,545
Long-term capital gain	—	—

U.S. Equity Fund
Ordinary Income	$ 231,822	$ 231,888
Long-term capital gain	1,325,978	1,369,913

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at fiscal year ended September 30, 2019 were as follows1:

International Fund
Cost of investments	$202,599,811
Gross tax unrealized appreciation	48,972,493
Gross tax unrealized depreciation	(17,347,631)
Gross tax unrealized appreciation	31,624,862
Undistributed ordinary income	6,042,413
Undistributed long-term capital gain	—
Total distributable earnings	6,042,413
Other distributable (accumulated)
gains (losses)	(6,547,065)
Total distributable (accumulated)
earnings (losses)	$31,120,210

U.S. Equity Fund
Cost of investments	$27,467,569
Gross tax unrealized appreciation	11,864,749
Gross tax unrealized depreciation	(1,348,748)
Gross tax unrealized appreciation	10,516,001
Undistributed ordinary income	164,106
Undistributed long-term capital gain	738,374
Total distributable earnings	902,480
Other distributable (accumulated)
gains (losses)	—
Total distributable (accumulated)
earnings (losses)	$11,418,481

[1]
The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment company securities.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Unaudited) (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant  to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the six months ended March 31, 2020 are disclosed in the Statements of Operations, if applicable. Credit facility activity for the six months ended March 31, 2020 was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	301,000
Average balance when in use	—	123,667
Credit facility outstanding as of
March 31, 2020	—	—
Average interest rate	5.25%	5.25%

NOTE 7 – COVID-19 PANDEMIC

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. The examples are intended to help you understand your ongoing  costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/19 – 3/31/20).

Actual Expenses

The “Actual” line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2020 (Unaudited) (Continued)

appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/19	3/31/20	10/1/19 – 3/31/20[1]
Actual	$1,000.00	$ 891.50	$4.68
Hypothetical (5% return
before expenses)	1,000.00	1,020.05	5.00

[1]
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 0.99% multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).

U.S. Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/19	3/31/20	10/1/19 – 3/31/20[2]
Actual	$1,000.00	$ 883.30	$4.71
Hypothetical (5%
return before expenses)	1,000.00	1,020.00	5.05

[2]
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.  Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at ww.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (877) 777-6944. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund discloses its complete portfolio holdings on the Funds’ website at www.bostoncommonfunds.com generally within ten business days after the month-end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

(This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SULLIVAN & WORCESTER, LLP
1633 Broadway, 32nd Floor
New York, New York  10019

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/ Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date     June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date     June 4, 2020

By (Signature and Title)                      /s/ Aaron J. Perkovich
Aaron J. Perkovich
Treasurer/Principal Financial Officer

Date     June 4, 2020

* Print the name and title of each signing officer under his or her signature.